United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 17, 2021

Date of Report (Date of earliest event reported)

American Acquisition Opportunity Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40233	86-1599759
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12115 Visionary Way Fishers, Indiana	46038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 855-9926

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Redeemable Warrant	AMAOU	The Nasdaq Capital Market LLC
Common Stock, par value $0.0001 per share	AMAO	The Nasdaq Capital Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	AMAOW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 22, 2021, American Acquisition Opportunity Inc. (the “Registrant”) consummated its initial public offering (the “IPO”) of 10,000,000 units (the “Units”), each Unit consisting of one share of common stock of the Registrant, par value $0.0001 per share (the “Common Stock”) and one-half of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating aggregate gross proceeds to the Registrant of $100,000,000.

In connection with the IPO, the Registrant entered into the following agreements, forms of which were previously filed as exhibits to the Registrant’s Registration Statement on Form S-1 (File No. 333-252751) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 5, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated March 17, 2021 by and between the Registrant and Kingswood Capital Markets, division of Benchmark Securities, Inc., a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated March 17, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated March 17, 2021, by and among the Registrant and its officers, directors and the Sponsor, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated March 17, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
●	A Registration Rights Agreement, dated March 17, 2021, by and among the Registrant and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
●	An Administrative Support Agreement, dated March 17, 2021, by and between the Registrant and American Resources Corporation, a copy of which is attached as Exhibit 10.4 and incorporated herein by reference.
●	Indemnity Agreements, each dated as of March 17, 2021, by and between the Registrant and each of the officers and directors of the Registrant, copies of which are attached as Exhibit 10.5 and incorporated herein by reference.
●	A Private Placement Warrants Subscription Agreement, dated March 17, 2021, by and between the Registrant and the Sponsor, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference.
●	A Subscription Agreement, dated January 22, 2021, by and between the Registrant and the Sponsor, a copy of which is attached as Exhibit 10.7 and incorporated herein by reference.
●	A Representative Share Purchase Letter dated March 16, 2021, by and between the Registrant and Kingswood, a copy of which is attached as Exhibit 10.8 and incorporated herein by reference.

As of March 22, 2021, a total of $101,000,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Registrant’s public stockholders. An audited balance sheet as of March 22, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Registrant consummated the private placement (“Private Placement”) with the Sponsor of 3,800,000 warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $3,800,000. The Registrant also issued 100,000 shares of Class B common stock to the underwriter and its designees.

The Private Warrants are identical to the Warrants (as defined below) sold in the IPO except that the Private Warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the Sponsor or their permitted transferees. Additionally, our Sponsor has agreed not to transfer, assign, or sell any of the Private Warrants or underlying securities (except in limited circumstances, as described in the Registration Statement) until the date that is 30 days after the date we complete our initial business combination. Our Sponsor was granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants.

The Private Warrants and the representative shares were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

As of March 22, 2021, a total of $101,000,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Registrant’s public stockholders. An audited balance sheet as of March 22, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, Daniel J. Hasler, Edward Smid and Gary T. Ehlebracht were appointed to the board of directors of the Registrant. The board of directors has determined that the directors are independent directors within the meaning of applicable SEC and Nasdaq rules. Effective upon their appointment, Messrs. Hasler, Smid and Ehlebracht were appointed to the board’s audit and compensation committees. Mr. Smid chairs the compensation committee.

In connection with their appointments to the board of directors, each director and the Registrant’s then-serving directors, Mark C. Jensen, Kirk P. Taylor and Thomas M. Sauve entered into indemnity agreements with the Registrant in the form filed as Exhibit 10.5 hereto and incorporated by reference herein.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Registrant.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws.

On March 17, 2021, in connection with the IPO, the Registrant filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Registrant’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 8.01. Other Events.

On March 17, 2021, the Registrant issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On March 22, 2021, the Registrant issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 17, 2021, by and between the Registrant and Kingswood Capital Markets, division of Benchmark Securities, Inc., as representative of the several underwriters

3.1	Amended & Restated Certificate of Incorporation of the Registrant

4.1	Warrant Agreement, dated March 17, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC

10.1	Letter Agreement, dated March 17, 2021, by and among the Registrant and its officers, directors and the Sponsor

10.2	Investment Management Trust Agreement, dated March 17, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC

10.3	Registration Rights Agreement, dated March 17, 2021, by and among the Registrant and certain security holders

10.4	Administrative Support Agreement, dated March 17, 2021, by and between the Registrant and the American Resources Corporation

10.5	Indemnity Agreements, each dated as of March 17, 2021, by and between the Registrant and each of the officers and directors of the Registrant

10.6	Private Placement Warrants Subscription Agreement, dated March 17, 2021, by and between the Registrant and the Sponsor

10.8	Representative Share Letter, dated March 16, 2021

99.1	Press Release Dated March 17, 2021

99.2	Press Release Dated March 22, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2021	AMERICAN ACQUISITION OPPORTUNITY INC.

	By:	/s/ Mark C. Jensen
	Name:	Mark C. Jensen
	Title:	Chief Executive Officer